Listing Report:Supplement No. 54 dated Aug 15, 2011 to Prospectus dated Jul 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 516453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1990	Debt/Income ratio:	17%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	bid-fuse1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of a loan!
Purpose of loan:
-Auto Repair
-Moving Expenses

My financial situation:
I do make more than I spend, but I am in need of this money up front, something that would take a few months to get on my paychecks. Once I get this loan, I will be in an excellent situation, with more than enough money available per month to pay off the loan. Also, because I am still in college, my parents pay most of my monthly living expenses (rent, utilities, school, car insurance), so I would have absolutely no problems making the payments every month.

Monthly net income: $700-1000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 520365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$259.35

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2002	Debt/Income ratio:	20%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,484	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	prudent-basis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
To consolidate my revolving credit accounts for easier management and quicker repayment.

My financial situation:
I get a steady paycheck for $2,800.00 a month. My total debt/expenses is only one third of my salary. Which is as follows:

I rent a room for $300.00 a month with utilities included. My phone/cable/internet is a package deal for $130.00. I buy in bulk to save costs on food and entertainment. Which comes to $375.00. I spend an average of $200.00 on clothes and misc household expenses. my revolving credit accounts minimum payemnts come to $300.00 a month. And finally other expenses such as mass transit and laundry come to $160.00 a month.

Monthly net income: $2,800.00
Housing: $300.00
Phone, cable, internet: $130.00
Food, entertainment: $375.00
Clothing, household expenses: $200.00
Credit cards and other loans: $300.00
Other expenses: $160.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 520769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$346.97

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2003	Debt/Income ratio:	35%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,311	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	electron962	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grad seeks debt consolidation
Purpose of loan:
This loan will be used to consolidate debts into one location for ease of payment. I have a stellar payment record and will actually pay off this loan in about two years, not three. A win-win for you and me!

My financial situation:
I am a good candidate for this loan because my monthly expenses are low. I do not own a house, do not have car payments, and am focused on eliminating debt while increasing my credit score.

Monthly net income: $2,500
Monthly expenses: $1365
Housing: $865
Insurance: $200
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$163.28

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1998	Debt/Income ratio:	41%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,065	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	red-intrepid-kindness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Senior Electronic Assembler
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521707
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,074	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	red-spiritual-income	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term loan,
Purpose of loan:
This loan will be used to...Pay off debt

My financial situation: good, have good stable income
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $3200
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$196.14

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1985	Debt/Income ratio:	24%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 8	Length of status:	35y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$134	Stated income:	$100,000+
Delinquencies in last 7y:	13	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	newearth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 64% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	11 ( 31% )	600-619 (May-2008)
Principal balance:	$0.00	31+ days late:	2 ( 6% )
Total payments billed:	36
Description
A quite man
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2004	Debt/Income ratio:	11%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,018	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	commitment-reformer	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lava Lounge
Purpose of loan:
This loan will be used purchase kitchen equipment for Lava Bar, the investment has been of 70K so far

My financial situation:
I am a good candidate for this loan because I have high income & great credit history. I have never had a late payment. I also have a very stable job.

Monthly net income: $12000
Monthly expenses: $100
Housing: $1550
Insurance: $
Car expenses: $300
Utilities: $150
Phone, cable, internet: $79
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1990	Debt/Income ratio:	22%
Credit score:	620-639 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,268	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	SIC	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Catering Business Expansion
Purpose of loan:
This loan will be used to expand my catering business

My financial situation:
I am a good candidate for this loan because I had previous prosper loan that was paid off in full and never had a late payment. I have being doing catering business since 2001 and now in need of some additional equipment

Monthly net income: $6,250.00
Monthly expenses: $4,720.00
Housing: $1,200.00
Insurance: $245.00
Car expenses: $300.00
Utilities: $250.00
Phone, cable, internet: $225.00
Food, entertainment: $750.00
Clothing, household expenses: $500.00
Credit cards and other loans: $1,250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$16,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$534.66

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1994	Debt/Income ratio:	26%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,034	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	No
Screen name:	mrs-investor	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< 31 days late:	0 ( 0% )	780-799 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Purchasing an investment property
Purpose of loan:
This loan will be used to purchase an investment property. I will be using the money for a short term loan to purchase a rental investment property. I will be using my own funds to renovate the property using licensed and insured contractors. Once the property is performing with a paying tenant, I will be able to refinance the loan and pay the Prosper community back.

My financial situation:
I am a good candidate for this loan because I have taken out a similar loan of this nature a couple of years ago and did very well with my plan. I have been investing in real estate for several years now and am always looking for new avenues of funding. I'm excited to have the opportunity to work with the Prosper community on another loan. Currently, I have sufficient money to pay off this loan immediately, if need be, however, I prefer to keep some money in reserve in case of any issues that may arise.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1976	Debt/Income ratio:	119%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,880	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	crescent895	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Franchise! Please help?
Purpose of loan:
I've been approved to buy a Candy Bouquet franchise (http://www.candybouquet.com/)! This loan will help me cover the franchise fee and first inventory order which are required in cash. I can have this business up and making money inside of two months! I will run it from home and continue with my current job until I have enough income from the business.

My financial situation:
I'm living off a part time job and my credit card right now. I've got $500 in the bank but I always manage to pay my bills on time every month and I have very good credit. Please, help me to achieve financial stability by helping me start my own business!

Monthly net income: $700
Monthly expenses: $
Housing: $0 -(I paid my lease up front)
Insurance: $0 -(I'm on a family car insurance plan)
Car expenses: $280
Utilities: $100
Phone, cable, internet: $30
Food, entertainment: $180
Clothing, household expenses: $0
Credit cards and other loans: $65
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$85.99

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2002	Debt/Income ratio:	22%
Credit score:	620-639 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,437	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	joyful-gain6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	660-679 (May-2010)
Principal balance:	$2,360.74	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
Getting rid of small bills!
Purpose of loan: Paying off little bills to dr., credit cards, etc.
This loan will be used to...

My financial situation: Good. My wife & I both work and have a stable, consistent income.
I am a good candidate for this loan because...I've had long term employment with lots of overtime pay & want to be debt free by the time I retire!

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$274.59

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1996	Debt/Income ratio:	9%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	5 / 6	Length of status:	12y 2m
Amount delinquent:	$16,942	Total credit lines:	31	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,884
Delinquencies in last 7y:	4	Bankcard utilization:	88%
		Homeownership:	Yes
Screen name:	laabuela	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 94% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	2 ( 6% )	700-719 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Grandma's home refresh
Purpose of loan: Grandma's home refresh
This loan will be used to get this Grandma a few updates to her downsized home.

My financial situation:
I am a good candidate for this loan because I have downsized and have an income that is consistent.

Monthly net income: $5000.00
Monthly expenses: $
Housing: $1200.00
Insurance: $110.00
Car expenses: $0
Utilities: $162.00
Phone, cable, internet: $100.00
Food, entertainment: $120.00
Clothing, household expenses: $150.00
Credit cards and other loans: $400.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1981	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,038	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	return-broker597	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to pay off some debt.
Purpose of loan: Debt
This loan will be used to...

My financial situation: I have a few more things to pay off.
I am a good candidate for this loan because... I always pay my bills on time every month. My credit score is fair.

Monthly net income: $2500
Monthly expenses: $500
Housing: $0
Insurance: $60
Car expenses: $
Utilities: $100
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$204.77

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1994	Debt/Income ratio:	6%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	9y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,520	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	taggl	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation plus vacation
Purpose of loan:
This loan will be used to...consolidate the little credit card debt i have, plus take a nice vacation.
My financial situation:
I am a good candidate for this loan because...I am a police officer with 9 years on the job. I have very little debt. I have been a lender for 3 years with prosper, and still am. My experian score in 786, equifax score of 773.I earn about 130k per year, and have already made 100k for the year. repaying is not a problem for me. There are no deliquents!

monthly income: 5,000 (without overtime)
expenses;
mortgage-1800
car payment-256
car insurance-120 (its high as it is for 2 cars...my second car is paid off cell-80
credit card 1- 100
credit card 2-100
utilities- 80 (on balanced budget)
child support-950
cable/phone/internet-100
gas-80 (live right next to work)
food/groceries-300
myrtle beach time share-400
Loan repayment will be 202 a month and will pay off both cards.
balance 1-1400
balance 2-2600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,900	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$389.33

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1989	Debt/Income ratio:	17%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$275,805	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	thankful-bonus2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-759 (Latest)
Principal borrowed:	$9,500.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2010)
Principal balance:	$7,035.07	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Taxes due and some working capital
Purpose of loan:
This loan will be used to pay real estate taxes due and make up for a short fall in income due to professional designation classes.

My financial situation:
I am a good candidate for this loan because I have been in my career for 20 years and with my company for 10 years. The work flow has been and will continue to be very busy. I have never defaulted on a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$259.23

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1991	Debt/Income ratio:	18%
Credit score:	800-819 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	15y 11m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,124	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	PayOnce	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,800.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2011) 760-779 (Mar-2008)
Principal balance:	$6,247.98	31+ days late:	0 ( 0% )
Total payments billed:	41
Description
Daycare lump sum
Purpose of loan: Daycare kickstart
This loan will be used to cover daycare in a more affordable way for me. We've always worked opposite shifts which has allowed us to avoid daycare costs. We're going to try out daycare for the next year and decide if it's the way to go for us or if we need to consider other options, such as continuing to work opposite shifts as we do now. We plan to save money during the next year to cover daycare in the future if we decide to continue.

My financial situation:
I am a good candidate for this loan because I can afford to pay it back and have excellent credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$102.05

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1997	Debt/Income ratio:	3%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	blue-skillful-felicity	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan for car repain.
Purpose of loan: repair car
This loan will be use
My financial situation: good
I am a good candidate for this loan because...I have no credit card loans,

Monthly net income: $4200.00
Monthly expenses: $400
Housing: $1000
Insurance: $37.00
Car expenses: $ none
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $1000
Clothing, household expenses: $300
Credit cards and other loans: $0
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1973	Debt/Income ratio:	41%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 9	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,813	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	dinero-ace0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
myloan help
Purpose of loan:
This loan will be used to...Consolidate my debt

My financial situation: Good
I am a good candidate for this loan because...I have a stable position with the City of Naperville and I try to pay my debt on time.

Monthly net income: $4000
Monthly expenses: 600
Housing: $1300
Insurance: $80
Car expenses: $50
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $25
Credit cards and other loans: $20
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$191.73

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1974	Debt/Income ratio:	19%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	15	Current / open credit lines:	5 / 5	Length of status:	22y 7m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,116	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	helpful-greenback621	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
eddyboe
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4872
Monthly expenses: $2900
Housing: $805
Insurance: $95
Car expenses: $465
Utilities: $186
Phone, cable, internet: $192
Food, entertainment: $250
Clothing, household expenses: $200
Credit cards and other loans: $826
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2001	Debt/Income ratio:	21%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,408	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	trustworthy-justice5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my helping hand
Purpose of loan: personal
This loan will be used to...prosper business

My financial situation: is good
I am a good candidate for this loan because...i have a very good credit, and am a responsible individual, and will definately benefit my associates, or those with whom in terms of business.

Monthly net income: $7000
Monthly expenses: $100
Housing: $1200
Insurance: $180
Car expenses: $100
Utilities: $400
Phone, cable, internet: $100
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$12,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$433.77

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1994	Debt/Income ratio:	13%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 11	Length of status:	0y 10m
Amount delinquent:	$2,591	Total credit lines:	22	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,438	Stated income:	$100,000+
Delinquencies in last 7y:	16	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	commitment-refuge7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relocation Expense Loan
Purpose of loan: Moving expenses
This loan will be used to... Pay for relocation costs

My financial situation: I make $110,000 annually, spouse makes $50K annually. ICurrently with Starbucks, no lapse in employment. Formerly in a similar role with Blockbuster for 17 years.

I am a good candidate for this loan because...selling my house. I have $385,000 in total debt on the home, valued at $499,000 (even today). Homes in my area have sold quickly despite the downward housing market. I need this loan so that I can finish getting ready for sale and to relocate. The chances of selling my house quickly are so much better if my family is out of it.

Monthly net income (includes spouse): $ 9210
Monthly expenses: $ Detailed below
Housing: $ 2700
Insurance: $ 303
Car expenses: $ 430
Utilities: $ 700
Phone, cable, internet: $ 380
Food, entertainment: $ 1400
Clothing, household expenses: $ 600
Credit cards and other loans: $ 600
Other expenses: $ 500?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 516892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1985	Debt/Income ratio:	44%
Credit score:	680-699 (Jul-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,764	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	bonafide-fairness564	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...Consolidated payments

My financial situation:
I am a good candidate for this loan because...both my wife and myself were unemployed for a short while. It put us behind but we are working now and wanting to catch up and payoff some debt

Monthly net income: $70,000
Monthly expenses: $
Housing: $1950.00
Insurance: $165.00
Car expenses: $1200.00
Utilities: $300.00
Phone, cable, internet: $160.00
Food, entertainment: $500.00
Clothing, household expenses: $200.00
Credit cards and other loans: $300.00
Other expenses: $400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 519588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1989	Debt/Income ratio:	7%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	13y 0m
Amount delinquent:	$118	Total credit lines:	29	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0
Delinquencies in last 7y:	29	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	bold-income-wind	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to...Pay expenses for my fiance and her daughter to come to me.from Nigeria.

My financial situation:
I am a good candidate for this loan because...I will repay this from my Social Security payments and my fiance will also help as soon as she begins working. She is an RN.

Monthly net income: $1490
Monthly expenses: $1369.99
Housing: $900
Insurance: $0
Car expenses: $0
Utilities: $100
Phone, cable, internet: $69.99
Food, entertainment: $300
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 519952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-2007	Debt/Income ratio:	40%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,941	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	fervent-justice	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my bills
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1600
Monthly expenses: $1461
Housing: $411
Insurance: $150
Car expenses: $200
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $150
Clothing, household expenses: $60
Credit cards and other loans: $200
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	33%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,340	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	jaxfl322	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Consolidate all revolving debt
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Including my Wife who also works Full Time

Monthly net income: $4,000
Monthly expenses: $3400
Housing: $1,000
Insurance: $400
Car expenses: $300
Utilities: $300
Phone, cable, internet: $0
Food, entertainment: $250
Clothing, household expenses: $250
Credit cards and other loans: $500
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521638
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$273.03

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1996	Debt/Income ratio:	3%
Credit score:	780-799 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$342	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	entertaining-trade0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to...

Consolidate credit card debt to one lower interest payment

My financial situation:
I am a good candidate for this loan because...

Because I have strong credit and good income. Looking to consolidate on short term and pay off in one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$172.56

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	lovinlife40	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010) 560-579 (Apr-2008)
Principal balance:	$624.71	31+ days late:	0 ( 0% )
Total payments billed:	52
Description
Product investment
Purpose of loan: Start my online auction business.

This loan will be used to..Purchase inventory for my business online auction sight..

My financial situation: I have already paid off one loan and will pay off the other current loan I have with prosper so will only have one loan.
I am a good candidate for this loan because...I am very motivated to begin my business.I am very good at it and have 100% feedfack for the years I have been doing it for fun. I will have my payment taken out automatically.My husband currently makes $94,000 a year. He works for a very prosperous mining company. He receives quarterly bonus's and safety bonus as well. There will be no problem with the $172 a month.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$244.92

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1992	Debt/Income ratio:	19%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	24y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,877	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	engaging-balance0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher
Purpose of loan:
This loan will be used to...Pay bills and credit cards.

My financial situation:
I am a good candidate for this loan because...I have worked as a teacher for the past 24 years. I have a steady income and this will help me get back on track financially. I did not work over the summer and it set me behind. I know that I will be able to pay this loan back before the three year period.I will be starting a second job in October which will help me pay more bills as well

Monthly net income: $5,500
Monthly expenses: $3,600
Housing: $2,000(taxes and insurance included)
Insurance: $car insurance 387.00
Car expenses: $car paid for: gas, 100.00
Utilities: $390
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $200-$400
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1997	Debt/Income ratio:	25%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	13y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,573	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	worth-jam	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation Plan Needs You
Purpose of loan:
This loan will be used to combine my revolving debt so I can complete my debt payoff plan within the next 5 years.

My financial situation:
I am a good candidate for this loan because I have been employed at the same company for 12 years, I own a home, and I always pay my creditors.

Monthly net income: $ 3000.00
Monthly expenses: $ 2585.00
Housing: $1000.00
Insurance: $ 85.00
Car expenses: $ 450.00
Utilities: $300.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 150.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	diverse-social4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan: To invest in my computerized investing program for a security trading platform.
This loan will be used to...operate and test prototype platforms.

My financial situation: I can cover the living expenses, but I would like to stablize and invest in my future for my programs.
I am a good candidate for this loan because...I would like to seriously invest time and funds necessary to succeed. I am a determined and responsible individual to appreciate for help.

Monthly net income: $2600
Monthly expenses: $2100
Housing: $1200
Insurance: $100
Car expenses: $200
Utilities: $80
Phone, cable, internet: $80
Food, entertainment: $300
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$265.33

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1995	Debt/Income ratio:	20%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	16y 0m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,716	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	laudable-duty6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JAZSAM
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,600.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$4,620	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$241.90

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	adventure6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	740-759 (Latest)
Principal borrowed:	$5,700.00	< 31 days late:	0 ( 0% )	720-739 (Jun-2010) 720-739 (Mar-2010)
Principal balance:	$4,214.95	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Pay Off Medical Bills
Purpose of loan:
This loan will be used to...pay off my wife's medical bills. She's had to have several surgeries and not everything was covered 100%.

My financial situation:
I am a good candidate for this loan because...I'm enlisted in the military full time and I have a consistent income. I have an excellent payment history and a good credit score as well.

Monthly net income: $3800
Monthly expenses: $100
Housing: $0
Insurance: $50
Car expenses: $287
Utilities: $
Phone, cable, internet: $25
Food, entertainment: $50
Clothing, household expenses: $
Credit cards and other loans: $458
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1989	Debt/Income ratio:	14%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 6	Length of status:	37y 7m
Amount delinquent:	$2,038	Total credit lines:	17	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$36,894	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	useful-p2ploan3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stable borrower with solid credit
Purpose of loan:
loan will be used to cover emergency expenses as well as take care of some home improvements
My financial situation: I have rarely relied on loans to get by and hardly ever credit cards! I typically only spend what i can afford in cash. home is completely paid off except for a small e.line used to re invest in my property home (*in down market) valued around $195,000
I am a good candidate for this loan responsible adult who pays his bills.I have a family emergency unexpected expenses and need to make a few additional repairs to my home, the emergency is reason for seeking quick funding.
Monthly net income: $4,800.00
Monthly expenses: $1,300.00
Housing: $200.00 equity line
Insurance: $150.00
Car expenses: $0.00
Utilities: $150.00
Phone, cable, internet: $50.00
Food, entertainment: $200.00
Clothing, household expenses: $250.00
Credit cards and other loans: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1995	Debt/Income ratio:	25%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,135	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	blue-wealth-microscope	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wisconsin Man
Purpose of loan: Home Upgrades
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...My income is above average

Monthly net income: $3952.54
Monthly expenses: $300.00
Housing: $1666.00
Insurance: $97.00
Car expenses: $550.00
Utilities: $200.00
Phone, cable, internet: $65.00
Food, entertainment: $300.00
Clothing, household expenses: $150.00
Credit cards and other loans: $300.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1993	Debt/Income ratio:	97%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	20y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,718	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	best-asset-fields	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lpn
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$405.04

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2004	Debt/Income ratio:	29%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,410	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	market-sanctuary9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,500.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2011) 760-779 (Aug-2010) 780-799 (Jan-2010)
Principal balance:	$11,426.22	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off some credit card bills and educational loans. This is going to be my third prosper loan. I paid off one loan fully and i am current on the second one. I am working full time . I have a very secure job in a hospital. I work as a mri technologist. My annual income is around 72000.

My financial situation:
I pay all my bills and i pay them on time. I never missed a payment on my current prosper loan. You will get your money back 100%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$403.54

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1994	Debt/Income ratio:	41%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	12y 11m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,831	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	best-generosity-enjoyment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will likely be used to start a small business. We are debating between two separate opportunities for this business, but we are very good candidates to pay back this loan we have excellent credit, have a good record of paying back our debts, and have the means to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1978	Debt/Income ratio:	10%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	29y 7m
Amount delinquent:	$10,837	Total credit lines:	15	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,504	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	orange-impartial-repayment	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GC Resources
Purpose of loan: To Attend Commercial Real Estate courses
This loan will be used to..Attend Commercial Real estate courses, to incorporate and set up business lines of credit for my businesses and for marketing and advertising expenses of my current businesses.

My financial situation: Stable and secure
I am a good candidate for this loan because...I have been employed for 29+ years, I have never been un-employed and that is not a issue at my present job, never filed for bankruptcy, I have current businesses in place for additonal income, and I receive a steady, weekly, uninterupted paycheck.

Monthly net income: $7300
Monthly expenses: $4099
Housing: $1100
Insurance: $100
Car expenses: $462
Utilities: $100
Phone, cable, internet: $337
Food, entertainment: $700
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $
100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 521864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1993	Debt/Income ratio:	60%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,973	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	courageous-commerce4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
K&J LOAN
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and I pay all my bills ontime.

Monthly net income: $3200
Monthly expenses: $150
Housing: $
Insurance: $90
Car expenses: $500
Utilities: $
Phone, cable, internet: $40
Food, entertainment: $50
Clothing, household expenses: $115
Credit cards and other loans: $875
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$392.28

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,085	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	Love789	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	680-699 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2009) 720-739 (Sep-2009) 620-639 (Jul-2008)
Principal balance:	$2,702.63	31+ days late:	0 ( 0% )
Total payments billed:	55
Description
3rd loan / great payment history
Purpose of loan:
This loan will be used for debt consolidation.

My financial situation:
I am a good candidate for this loan because I always pay my debt.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jul-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,258	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	60%
		Homeownership:	Yes
Screen name:	truth-cloud8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
owner
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $7,000
Monthly expenses: $300
Housing: $1982.95
Insurance: $138
Car expenses: $649
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $376
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,794	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	well-mannered-kindness350	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Loan
Purpose of loan:
This loan will be used to consolidate CC loans

My financial situation:
I am a good candidate for this loan because I have a good job and good credit. Honest and i understand that individuals are investing their hard earning money, not a big coorporates. so I will be very committed to make payments on time

Yearly net income: $71400
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 522138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$271.11

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1998	Debt/Income ratio:	19%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,922	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	Yes
Screen name:	awe-inspiring-openness1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation Bound
Purpose of loan: Vacation
This loan will be used to...pay vacation and medical bills

My financial situation:
I am a good candidate for this loan because...i have rebuilt my credit over the past 7 years

Monthly net income: $4800
Monthly expenses: $2700
Housing: $1600
Insurance: $100
Car expenses: $500
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.